UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934
October 19, 2018
Date of Report (Date of earliest event reported)
Commission file number: 1-12302
BARNES & NOBLE, INC.
(Exact name of registrant as specified in its charter)

Delaware	06-1196501
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

122 Fifth Avenue, New York, New York 10011
(Address of principal executive offices)
(Zip Code)
(212) 633-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

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Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 17, 2018, the Board of Directors of Barnes & Noble (the Board) approved the expansion of the Board by one (1) seat so that the Board will consist of ten (10) members.  The Board approved the appointment of Irwin D. Simon as a Director of Barnes & Noble, to hold office for the duration of the Classified Term (as defined in the Bylaws of Barnes & Noble) expiring upon Barnes & Noble’s 2019 annual meeting of stockholders.  The expansion and appointment described in this paragraph is effective as of October 17, 2018.

At this time Mr. Simon has not been appointed to any committees of the Board, and no determination has been made at this time as to which committees of the Board to which he may be appointed.

Mr. Simon will be compensated for his service in accordance with Barnes & Noble’s standard compensation policies and practices for the Board, the components of which were disclosed on pages 46 and 47 of Barnes & Nobles’s Proxy Statement for its 2018 annual meeting of stockholders filed with the Securities and Exchange Commission (the SEC) on August 24, 2018 (and which is incorporated by reference herein), and Mr. Simon will enter into Barnes & Noble’s standard form of indemnification agreement for directors and officers, which was included as Exhibit 10.15 to Barnes & Noble’s annual report on Form 10-K for the fiscal year ended April 28, 2018 filed with the SEC on June 21, 2018.  The Board has determined that Mr. Simon is an independent director under New York Stock Exchange listing standards and Barnes & Noble’s independence guidelines, as set forth in the Barnes & Noble Corporate Governance Guidelines.  Mr. Simon is not a party to any transaction subject to Section 404(a) of Regulation S-K involving the Company or any of its subsidiaries.

A copy of the press release announcing the expansion of the Board and the appointment of Mr. Simon to the Board is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.          Financial Statements and Exhibits
(d) Exhibits
Exhibit No.	Description

99.1	Press Release dated October 17, 2018 announcing the expansion of the Barnes & Noble Board of Directors and the Appointment of Irwin D. Simon to the Barnes & Noble Board of Directors.

99.2	Pages 46 and 47 from the Barnes & Noble, Inc. Schedule 14A Proxy Statement filed with the Securities and Exchange Commission on August 24, 2018.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BARNES & NOBLE, INC.

By:	/s/ Bradley A. Feuer
Name:	Bradley A. Feuer
Title:	Vice President, General Counsel & Corporate Secretary

DATE:  October 19, 2018

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